©2009 ADS Alliance Data Systems, Inc. Alliance Data NYSE: ADS Second Quarter 2009 Exhibit 99.1

Q2 2009 ADS Roadshow 2
©2009 ADS Alliance Data Systems, Inc.
2009 Guidance
(includes FX Impact of ($140MM) Revenues / ($40MM) Adjusted EBITDA)
Revenues: $2Billion
Op. EBITDA: $700MM
Adjusted EBITDA: $660MM
Cash EPS:      $5.15    17%
(constant currency    25%)

Q2 2009 ADS Roadshow 3
©2009 ADS Alliance Data Systems, Inc.
2009 Free Cash Flow ($MM)
Adjusted EBITDA $660
Loyalty Adjusted $40
Operating  EBITDA $700
CAPEX, Cash Interest, Taxes ($340)
Free Cash Flow $360
Per Share $6.00 (14% Yield)

Q2 2009 ADS Roadshow 4
©2009 ADS Alliance Data Systems, Inc.
Alliance Data:  A Unique Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high, measurable ROIs for our clients and displaces
traditional marketing channels–a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

BMO Bank of Montreal

Giving our best

Canada Safeway Limited

AMERICAN EXPRESS

RONA
Doing it right

JEAN COUTU

AllianceData

Q2 2009 ADS Roadshow 5
©2009 ADS Alliance Data Systems, Inc.
Loyalty Services - Canada
•
AIR MILES
®
Reward Program is the Largest
Consumer Coalition Loyalty Program in Canada
•
70% of Canadian Households Active in the Program
•
One of Canada’s Most Recognizable Brands
•
Despite Name, Revenues are not Driven by Airline
Industry.
•
Large Portion of Revenues Generated from Consumers’
Non-discretionary, High Frequency, Everyday Spend
•
Gas, Grocery, Pharmacy, Etc.
•
2009:
•
35% of Alliance Data Cash Flow
•
Double-digit Organic Growth (constant currency)
Shell Oil of Canada

Bank of America

Pfizer

Hilton

FedEx

Best Buy

Edward Jones
MAKING SENSE OF INVESTING

BARNES & NOBLE

AllianceData

Q2 2009 ADS Roadshow 6
©2009 ADS Alliance Data Systems, Inc.
Epsilon Marketing Services
•
Most Comprehensive and Only Integrated Database
Marketing Services Firm in the Industry
•
Marketing Strategy
•
Proprietary Data Services
•
Database Management
•
Analytical Services
•
Distribution (35BN+ Permission-based Emails Sent Annually)
•
Advertising Age #1 in Top US Direct Marketing Agencies
•
#4 in Top US Agencies Across All Disciplines
•
Coalition Programs: Abacus, CitiBank
®
ThankYou
®
Network
•
Individual Programs: Hilton HHonors
®
, Barnes & Noble, Pfizer
•
Top 25 Clients have Average Tenure of 10 Years
•
2009:
•
20% of Alliance Data Cash Flow
•
7% Organic Growth

ANN TAYLOR

J.CREW

Crate&Barrel

VICTORIA'S SECRET

Eddie Bauer
EST. 1920

POTTERY BARN

Buckle

AllianceData

Q2 2009 ADS Roadshow 7
©2009 ADS Alliance Data Systems, Inc.
Private Label Services
•
Fully Integrated Loyalty-driven Private Label and
Co-brand Programs
•
Transaction Processing
•
High-end Customer Care
•
Loyalty & Marketing Programs
•
Consumer’s Choice Driven by Loyalty and Relationship
to Retailer, not a Need for Credit
•
2 of 3 Services (Loyalty/Marketing and Customer Care)
Provide “Special Sauce” That Makes the Business
Unique
•
High Renewal Rate; Key Clients with Long Tenure
•
2009:
•
15% of Alliance Data Cash Flow
•
Mid-single Digit Growth

Q2 2009 ADS Roadshow 8
©2009 ADS Alliance Data Systems, Inc.
Private Label Credit
•
11MM Active Households Each Month
•
85% Female; Mid-to High-Income
•
Consumer Views as Loyalty Program, not an Extension of Credit
•
700 Average Bureau Score; Small Average Balances ($400/acct.)
•
No Sub-prime Targeting
Sales Growth
Portfolio Growth
Lower Funding Rates
Higher Credit Losses (100bps above Unemployment)
•
2009:
•
30% of Alliance Data Cash Flow
•
Negative Impact Diminishing in 2 Half
(+)
(–)
(+)
(+)
nd

Q2 2009 ADS Roadshow 9
©2009 ADS Alliance Data Systems, Inc.
WSJ Article – déjà vu?
•
“Many Financial Firms Raising Equity, Reducing Leverage . . ADS has Continued to Leverage Up”
•
ADS is not a bank, no TARP, no need to raise equity
•
Majority of cash flow from Loyalty Canada & Epsilon
•
Including card processing, 2/3 of cash flow is outside of Credit segment
•
“Shareholder Equity as % of Assets has Fallen” (due to buyback)
•
Again, ADS – not a bank; leverage minimal @ 2.5x debt/cash flow
•
At our Bank – Tier 1 equity & Risk Based Capital ~ 20% v. 8% for well capitalized banks
•
Buyback does not impact Bank equity
•
“FAS140 May Require Extra Capital . . “; “Stress Tests Included $700BN of Off Balance Sheet. . “
•
$2 - $3 trillion at top 10 banks not $700BN
•
At 20% Tier 1, lots of room, likely a GAAP-RAP transitional period
•
“. . Company Aims to Give New Credit to Borrowers . . Could Mean Riskier Portfolio if ADS Adds Borrowers that couldn’t get Credit
Elsewhere”
•
We don’t target sub-prime; 700 average bureau score for actives; 720 score for new accounts
•
We grow differently: via new retailers, not via general mass marketing; new retailers new access to prime customers
•
Chart:  “Weak Data”
•
Chart has ADS +100% v. Flat Market
•
May 18, 2005: WSJ “analysis” of what’s wrong with ADS
•
Since IPO, ADS +200% v. -30% Market
•
Summary: We believe our model works; no change in strategy.

Q2 2009 ADS Roadshow 10
©2009 ADS Alliance Data Systems, Inc.
2003-2009e
(in $MM, except per share)
Adjusted EBITDA
$655
2003        2004      2005         2006          2007      2008        2009e
Cash EPS
2003       2004        2005         2006          2007         2008         2009e
$1.00
$1.54
$1.99
$3.14
$3.88
$4.42
$189
$255
$321
$498
$632
$660
$5.15

Q2 2009 ADS Roadshow 11
©2009 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor
Statement/Forward-Looking Statements
•
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange
Commission.
•
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the termination of the proposed merger with an affiliate of The Blackstone Group, including risks and uncertainties arising from actions that the parties to the merger agreement or third parties may take in connection therewith. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
•
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Q2 2009 ADS Roadshow 12
©2009 ADS Alliance Data Systems, Inc.
Financial Measures
•
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as adjusted EBITDA, operating EBITDA and cash earnings per share. The Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company's reported
GAAP results, provide useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the
Company's internal reporting to measure  the performance of reportable segments and the overall effectiveness of senior management. Definitions of these financial terms and reconciliations of these financial measures to comparable GAAP measures are available on the Company's website, but only for prior reported periods and not on a forward-looking basis. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.